POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and William Renahan with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Salomon Brothers Series Funds, Inc. (the “Company”) registration statements on Form N-14 (including amendments thereto), with respect to the Salomon Brothers Small Cap Growth Fund, a series of the Company, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 29th day of June, 2006.

/s/ R. Jay Gerken	Director and Chairman of the Board	June 29, 2006
R. Jay Gerken

	Director	June 29, 2006
Carol L. Colman

	Director	June 29, 2006
Daniel P. Cronin

	Director	June 29, 2006
Leslie H. Gelb

	Director	June 29, 2006
William R. Hutchinson

	Director	June 29, 2006
Riordan Roett

	Director	June 29, 2006
Jeswald W. Salacuse

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and William Renahan with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Salomon Brothers Series Funds, Inc. (the “Company”) registration statements on Form N-14 (including amendments thereto), with respect to the Salomon Brothers Small Cap Growth Fund, a series of the Company, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 29th day of June, 2006.

	Director and Chairman of the Board	June 29, 2006
R. Jay Gerken

/s/ Carol L. Colman	Director	June 29, 2006
Carol L. Colman

	Director	June 29, 2006
Daniel P. Cronin

	Director	June 29, 2006
Leslie H. Gelb

	Director	June 29, 2006
William R. Hutchinson

	Director	June 29, 2006
Riordan Roett

	Director	June 29, 2006
Jeswald W. Salacuse

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and William Renahan with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Salomon Brothers Series Funds, Inc. (the “Company”) registration statements on Form N-14 (including amendments thereto), with respect to the Salomon Brothers Small Cap Growth Fund, a series of the Company, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 29th day of June, 2006.

	Director and Chairman of the Board	June 29, 2006
R. Jay Gerken

	Director	June 29, 2006
Carol L. Colman

/s/ Daniel P. Cronin	Director	June 29, 2006
Daniel P. Cronin

	Director	June 29, 2006
Leslie H. Gelb

	Director	June 29, 2006
William R. Hutchinson

	Director	June 29, 2006
Riordan Roett

	Director	June 29, 2006
Jeswald W. Salacuse

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and William Renahan with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Salomon Brothers Series Funds, Inc. (the “Company”) registration statements on Form N-14 (including amendments thereto), with respect to the Salomon Brothers Small Cap Growth Fund, a series of the Company, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 29th day of June, 2006.

	Director and Chairman of the Board	June 29, 2006
R. Jay Gerken

	Director	June 29, 2006
Carol L. Colman

	Director	June 29, 2006
Daniel P. Cronin

/s/ Leslie H. Gelb	Director	June 29, 2006
Leslie H. Gelb

	Director	June 29, 2006
William R. Hutchinson

	Director	June 29, 2006
Riordan Roett

	Director	June 29, 2006
Jeswald W. Salacuse

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and William Renahan with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Salomon Brothers Series Funds, Inc. (the “Company”) registration statements on Form N-14 (including amendments thereto), with respect to the Salomon Brothers Small Cap Growth Fund, a series of the Company, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 29th day of June, 2006.

	Director and Chairman of the Board	June 29, 2006
R. Jay Gerken

	Director	June 29, 2006
Carol L. Colman

	Director	June 29, 2006
Daniel P. Cronin

	Director	June 29, 2006
Leslie H. Gelb

/s/ William R. Hutchinson	Director	June 29, 2006
William R. Hutchinson

	Director	June 29, 2006
Riordan Roett

	Director	June 29, 2006
Jeswald W. Salacuse

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and William Renahan with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Salomon Brothers Series Funds, Inc. (the “Company”) registration statements on Form N-14 (including amendments thereto), with respect to the Salomon Brothers Small Cap Growth Fund, a series of the Company, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 29th day of June, 2006.

	Director and Chairman of the Board	June 29, 2006
R. Jay Gerken

	Director	June 29, 2006
Carol L. Colman

	Director	June 29, 2006
Daniel P. Cronin

	Director	June 29, 2006
Leslie H. Gelb

	Director	June 29, 2006
William R. Hutchinson

/s/ Riordan Roett	Director	June 29, 2006
Riordan Roett

	Director	June 29, 2006
Jeswald W. Salacuse

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and William Renahan with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Salomon Brothers Series Funds, Inc. (the “Company”) registration statements on Form N-14 (including amendments thereto), with respect to the Salomon Brothers Small Cap Growth Fund, a series of the Company, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 29th day of June, 2006.

	Director and Chairman of the Board	June 29, 2006
R. Jay Gerken

	Director	June 29, 2006
Carol L. Colman

	Director	June 29, 2006
Daniel P. Cronin

	Director	June 29, 2006
Leslie H. Gelb

	Director	June 29, 2006
William R. Hutchinson

	Director	June 29, 2006
Riordan Roett

/s/ Jeswald W. Salacuse	Director	June 29, 2006
Jeswald W. Salacuse